                                                                     Exhibit 4.2


                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF DELAWARE


       [SEAL]                   TRITEL, INC.                 [SEAL]
CLASS A COMMON STOCK                                  CLASS B COMMON STOCK
  PAR VALUE $0.01                                            CUSIP
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



This certifies that




is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK OF THE PAR VALUE OF ONE CENT ($0.01) EACH OF TRITEL, INC.

(hereinafter called the "Company") transferable only upon the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued under and are subject to the laws of the State of Delaware and to all provisions of the Certificate of Incorporation and the Bylaws of the Company, including any and all amendments as may from time to time be made thereto, to all the terms and conditions of which the holder, by acceptance hereof, assets. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:
                             [SEAL OF TRITEL, INC.]





James H. Neeld, IV                                      William M. Mounger, II
Secretary                                               Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

American Stock Transfer & Trust Company

TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE
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                                  TRITEL, INC.

The Company is authorized to issue more than one class or series of stock. The Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT                       _____________Custodian___________
TEN ENT -- as tenants by the entireties                                             (Minor)                    (Cust)
JT TEN -- as joint tenants with right of                                                under Uniform Gifts to Minors
survivorship and not as tenants in common                                                   Act _____________________
                                                                                                              (State)


         Additional abbreviations may also be used though not in the above list.

For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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                                              Shares of the Class B Common Stock
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represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named company with full power of substitution in the premises.

Dated:________________

                                            ------------------------------------
                                            NOTICE: THE SIGNATURE TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

               SIGNATURE(S) GUARANTEED:
                                       ---------------------------------------
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED
                                       BY AN ELIGIBLE GUARANTOR INSTITUTION,
                                       (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                       S.E.C. RULE 17Ad-15.

                                       3